SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               AMENDMENT NO. 1 TO
                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2004

                        Commission File Number: 000-50454


                              Digiblue Media, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               75-3016844
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


2175, rue de la Montagne, Suite 311, Montreal, Quebec, Canada           H3G 1Z8
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(Address of principal executive offices)                             (Zip Code)



                                  514.886.6557
                                  ------------
              (Registrant's Telephone Number, Including Area Code)




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ITEM 4. CHANGES IN THE REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

Effective May 12, 2004, Digiblue Media, Inc. (the "Registrant") dismissed Stonefield Josephson, Inc. which audited the Registrant's financial statements for the fiscal years ended December 31, 2003 and 2002, with Jonathon P. Reuben, CPA to act as the Registrant's independent chartered accountants. The reports of Stonefield Josephson, Inc. for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles except as described herein. The report of Stonefield Josephson, Inc. for these fiscal years was qualified with respect to uncertainty as to the Registrant's ability to continue as a going concern. During the Registrant's two most recent fiscal years and the period from the end of the most recently completed fiscal year through May 12, 2004, the date of dismissal, there were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Stonefield Josephson, Inc. would have caused it to make reference to such disagreements in its reports.

The Registrant's unaudited financial statements for the quarter ended March 31, 2004, will be reviewed by Jonathon P. Reuben, CPA, Stonefield Josephson, Inc. was not involved in any way with the review of the unaudited financial statements for the quarter ended March 31, 2004. The Registrant has authorized Stonefield Josephson, Inc. to discuss any matter relating to the Registrant and its operations with Jonathon P. Reuben, CPA.

The change in the Registrant's auditors was recommended and approved by the board of directors of the Registrant since the Registrant does not have an audit committee.

During the two most recent fiscal years and subsequent interim periods, the Registrant did not consult with Jonathon P. Reuben, CPA, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Stonefield Josephson has reviewed the disclosures contained in this 8-K report. The Registrant has advised Stonefield Josephson that it has the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Registrant's disclosures herein, or stating any reason why Stonefield Josephson does not agree with any statements made by the Registrant in this report. Stonefield Josephson has advised the Registrant that nothing has come to its attention which would cause it to believe that any such letter was necessary.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS


16.1 Letter from the Registrant's former auditors confirming the information in Item 4 dated June 2, 2004.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 Digiblue Media, Inc.


June 3, 2004                             By:     /s/ Alain Houle
                                                 --------------------------
                                                 Alain Houle, President and
                                                 Chief Executive Officer